CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS OF

XFONE, INC.

I. PURPOSE

The Audit Committee (the “Committee”) will assist the Board of Directors (the “Board”) of Xfone, Inc. (the “Corporation”) by overseeing the integrity of the Corporation’s financial statements and reporting process, overseeing the Corporation’s compliance with legal and regulatory requirements, overseeing the independent auditor’s qualifications and independence, and overseeing the performance of the Corporation’s internal audit function and independent auditors. The Board recognizes that the Committee will rely on the advice and information it receives from the Corporation’s management and its internal and outside auditors. The Board does, however, expect the Committee to exercise independent judgment in assessing the quality of the Corporation’s financial reporting process and its internal controls. In doing so, the Board expects that the Committee will maintain free and open communications with the other directors, the Corporation’s independent and internal auditors and the financial management of the Corporation. The Committee will prepare a report as required by the U.S. Securities and Exchange Commission (“SEC”) to be included in the Corporation’s annual proxy statement.

The Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities. It shall have direct access to the independent auditors as well as to anyone in the Corporation as deemed necessary by the Committee. The Committee has the authority to retain, at the Corporation’s expense, special legal, accounting or other experts, consultants and advisors (including investigators), as it deems necessary in the performance of its duties.

The Committee shall have a clear understanding with the independent auditors that they must maintain an open and transparent relationship with the Committee, that the ultimate accountability of the independent auditors is to the Committee and that the independent auditors must report directly to the Committee. The Committee shall make regular reports to the Board concerning its activities.

The Corporation shall provide the Committee with appropriate funding, as determined by the Committee, (i) to compensate the independent auditors engaged for purposes of rendering an audit report or related work or performing other audit, review or attest services, (ii) to compensate any experts, consultants or advisors engaged by the Committee and (iii) for the ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

The Committee shall give prompt notice to the Corporation’s Chief Financial Officer of all expenditures by the Committee.

II. COMPOSITION

The Committee shall be comprised of three (3) directors, each of whom shall meet the independence requirements of the SEC and the NYSE Amex LLC (or any successor thereto, or the applicable rules of any other exchange or quotation system on which the Corporation’s shares may be listed from time to time) (“NYSE Amex”). No member of the Committee, other than in his or her capacity as a member of the Board or of a committee of the Board, shall (i) accept any consulting, advisory or other fee from the Corporation or any subsidiary of the Corporation or (ii) be an affiliated person of the Corporation or any subsidiary of the Corporation.

All members of the Committee shall meet the expertise requirements of the SEC and the NYSE Amex, and at least one member of the Committee shall qualify as an “audit committee financial expert” as defined in Section 407(d)(5)(ii) of Regulation S-K (or any successor rule thereto).

The members of the Committee shall be elected and/or reappointed by the Board annually for a one-year term. The Board shall appoint a Chairperson.

III. MEETINGS; WRITTEN CONSENT IN LIEU OF A MEETING

The Committee will meet with management and the independent auditors at least four (4) times annually, on a quarterly basis, and be available to meet more frequently as circumstances dictate. In addition to these regularly scheduled meetings, the Committee should meet, at its discretion, with management and the independent auditors in separate executive sessions to discuss any matters that the Committee and each of these groups believe should be discussed privately.

Members of the Committee may participate in meetings remotely by means of conference telephone, Internet broadcast or similar communication device, provided that all persons participating in the meeting can hear each other at the same time. Such participation shall constitute presence in person at the meeting.

A majority of all the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of all the members of the Committee participating (including by proxy) at a meeting at which a quorum is present shall be the act of the Committee.

In addition, any action required or permitted to be taken at a meeting of the Committee, may be taken without a meeting if, before or after the action, a written consent thereto is signed by all the members of the Committee.

The Chairman of the Committee shall preside at each meeting. In the event the Chairman is not present at the meeting, the Committee members present at that meeting shall designate one of its members as the acting chair of such meeting.

IV. COMPENSATION

The members of the Committee shall be compensated for participation at Committee meetings as provided by the Board, and shall be reimbursed for expenses incurred in connection with their service on the Committee. No additional fees (other than for service as a director) may be paid to members of the Committee.

V. RESPONSIBILITIES AND DUTIES

The responsibilities and duties of the Committee shall include the following:

Documents/Reports Review

1)
Review with financial management and the independent auditors, prior to filing, the Corporation’s annual financial statements, the annual report on Form 10-K (or any successor form thereto) and other reports, including the Management’s Discussion and Analysis contained in these reports, the year-end earnings release and other financial information and earnings guidance provided to analysts or rating agencies, the public, or in certain circumstances governmental bodies, including any certification, report, opinion or review rendered by the independent auditors.

2)
Review with financial management and the independent auditors each quarterly earnings release and quarterly reports on Form 10-Q (or any successor form thereto), including the Management’s Discussion and Analysis contained in these reports, prior to their filing. The Chairperson of the Committee may represent the entire Committee for purposes of this review.

3)
Review with independent auditors and senior management the recommendations of the independent auditors included in their management letter, if any, and their informal observations regarding the adequacy of overall financial and accounting procedures of the Corporation. On the basis of this review, make recommendations to senior management for any changes that seem appropriate.

4)
Review and discuss with management all Section 302 and 906 certifications and Section 404 internal control reports (including the attestation of the independent auditors) required by the Sarbanes Oxley Act of 2002 (the “S-O Act”).

Independent Auditors

5)
Appoint, retain or terminate, and oversee the independent auditors. Although the Committee has the sole authority to appoint the independent auditors, the Committee shall recommend that the Board ask the Corporation’s stockholders at their annual meeting to approve the Committee’s selection of independent auditors. The Committee shall also approve the compensation of the independent auditors.

6)
On a periodic basis, at least annually, the Committee will review and discuss with the auditors all significant relationships, including non-audit services, proposed or performed, the auditors have with the Corporation to determine the auditors’ independence. In connection with each such review, the Committee shall request that the independent auditors submit a formal written statement delineating all relationships (including non-audit services performed) between the independent auditors and the Corporation and its officers and directors, describing the independent auditor firm’s internal quality control procedures and the particulars of any material issues raised by reviews of these procedures during the preceding five years.

7)	Meet with the independent auditors prior to the audit to review the planning and scope of the audit.

8)
In addition to approving the engagement of the independent auditors to audit the Corporation’s consolidated financial statements, approve, in accordance with Section 202 of the S-O Act, all use of the Corporation’s independent auditors for non-audit services, other than non-audit services prohibited by Section 10A(g) of the Securities Exchange Act of 1934, as amended. Audit and non-audit services must be approved either (i) explicitly in advance or (ii) pursuant to a pre-approved policy established by the Committee detailed as to the services that may be pre-approved, that does not permit delegation of approval authority to the Corporation’s management, and requires management to inform the Committee of each service approved and performed under the policy. The Committee will also set clear hiring policies for employees or former employees of the independent auditor.

9)
Prior to releasing year-end earnings, discuss the results of the audit with the independent auditors. In this regard, the Committee shall obtain, review and discuss with the independent auditors reports and analyses from the independent auditors concerning: (i) all critical accounting policies and practices used by the Corporation, (ii) significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including all alternative treatment of financial information within generally accepted accounting principles (“GAAP”) that have been discussed with management, the ramifications of the use of alternative disclosures and treatments and the treatments preferred by the independent auditors, (iii) significant issues regarding accounting principles and estimates, (iv) off-balance sheet items, (v) related party transactions, (vi) any other material written communications between the independent auditors and management. In addition, the Committee shall discuss certain matters required to be communicated to the Committee by the independent auditors in accordance with generally accepted accounting standards.

10)
Ensure that the lead audit partner assigned by the independent auditors to the Corporation, as well as the reviewing or concurring partner and the other audit engagement team partners be rotated in accordance with Section 203 of the S-O Act.

11)	Annually consult with the independent auditors out of the presence of management about internal controls and the fullness and accuracy of the Corporation’s financial statements.

Financial Reporting Process

12)	In consultation with the independent auditors, review the integrity of the Corporation’s financial reporting process, both internal and external.

13)
Following completion of the annual audit, review separately with management and the independent auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

14)
Review any significant disagreement among management and the independent auditors in connection with the preparation of the financial statements. In cases where any such disagreement cannot be resolved to the mutual satisfaction of management and the independent auditors, the Committee shall have the responsibility for making the final determination of the Corporation’s position.

15)
Establish regular reporting to the Committee by management and the independent auditors regarding any principal/critical risks, emerging or developing issues and significant judgments made or to be made in management’s preparation of the financial statements.

16)	Review with the independent auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

Ethical and Legal Compliance

17)	Review management’s programs and processes for risk assessment and risk management for protection of the Corporation’s assets and business.

18)	Review, with the Corporation’s counsel, legal compliance matters, including the Insider Trading Policy and the Code of Conduct and Ethics.

19)	Review, with the Corporation’s counsel, any legal matter that could have a significant impact on the Corporation’s financial statements.

Related Party Transactions

20)
Review all potential affiliated and related party transactions in accordance with the rules of the NYSE Amex, approve any such transaction prior to the entry thereof, and upon such approval, recommend approval by the Board.

21)	Review affiliated and related party transactions on an ongoing basis and review disclosure of such transactions.

Other Committee Responsibilities

22)
Establish procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, and auditing matters and confidential, anonymous submissions by employees of the Corporation of concerns regarding questionable accounting or auditing matters, consistent with the Corporation’s Code of Conduct and Ethics.

23)
Annually prepare a report to stockholders as and to the extent required by SEC regulations. This report should be included in the Corporation’s proxy statement to the extent required by SEC regulations.

24)	Annually provide for a review of the Committee’s performance.

25)
Assure that minutes of each meeting are prepared and available to all members of the Board and provide the Board with periodic summary reports which shall include recommendations for Board actions when appropriate. The Secretary of the Corporation will maintain the permanent file of the minutes.

26)	Review and approve the Corporation’s Code of Conduct and Ethics and any amendments thereto.

27)	Review and update this Charter annually, as conditions dictate. Revisions to this Charter shall be submitted to the Board for approval and published as required by SEC regulations.

28)	Perform any other activities consistent with this Charter, the Corporation’s By-Laws and government law, as the Committee or the Board deems necessary or appropriate.

VI. AMENDMENTS

29)	This Charter was originally adopted by the Board on November 24, 2004, and then amended on January 28, 2008 and on June 28, 2009.